VANGUARD(R) INSTITUTIONAL INDEX FUND
June 30, 2000

SEMIANNUAL

[GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?
     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
     * Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
     * Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
     * Step back from the daily frenzy of the markets; focus on your overall asset allocation.
     * Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN .......1        PERFORMANCE SUMMARIES ..........8
THE MARKETS IN PERSPECTIVE .....4        FINANCIAL STATEMENTS ...........9
FUND PROFILE ...................6
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

1

REPORT FROM THE CHAIRMAN
[PHOTO]
John J. Brennan

The U.S. stock market endured a choppy six months during the first half of 2000, as many investors struggled to sort out the implications of rising interest rates, strong economic growth, and the sky-high valuations of some technology companies.
     In this challenging environment, Vanguard Institutional Index Fund provided a total return of -0.4% for the six months ended June 30. The fund's return matched that of its target benchmark, the Standard & Poor's 500 Index, but fell short of the 1.3% return of the average large- capitalization core mutual fund.
------------------------------------------------------
                                       TOTAL RETURNS
                                     SIX MONTHS ENDED
                                      JUNE 30, 2000
------------------------------------------------------
Vanguard Institutional Index Fund           -0.4%
------------------------------------------------------
Average Large-Cap Core Fund*                 1.3%
------------------------------------------------------
S&P 500 Index                               -0.4%
------------------------------------------------------
Plus Shares                                 -0.4%
------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with the returns of the S&P 500 Index and our average peer. The performance of the fund's Plus Shares, which are available for a minimum investment of $200 million, is presented at the bottom of the table. Vanguard Institutional Index Fund's return is based on a decrease in net asset value from $134.02 per share on December 31, 1999, to $132.85 per share on June 30, 2000, and is adjusted for distributions totaling $0.680 per share paid from net investment income. (For the Plus Shares, the total return is based on a decrease in net asset value from $134.02 per share to $132.86 per share and is adjusted for distributions totaling $0.702 per share.)

THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace: The production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation.Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.
     Economic growth is generally good for corporate earnings and, thus, for stock prices. But investors and economic policymakers have worried that the combination of rapid economic growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.
     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and

2

telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.
     The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap Standard & Poor's 500 Index, which posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks-those whose prices reflect high expectations for future profitability-and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.
     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury announced that it would use rising federal budget surpluses to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.

PERFORMANCE OVERVIEW
As you should expect, Vanguard Institutional Index Fund earned a return that was in line with the market segment in which it invests, namely large-cap stocks. However, as the previous table indicates, our fund did not keep pace with its average peer.
         Your fund registered a return of -0.4% during the half-year, an exact match with its target index but a good deal short of the average return of 1.3% earned by large-cap core mutual funds. Our shortfall versus our average peer is owed largely to the generally lackluster performance of several of the large companies that dominate the index but whose returns were generally outpaced by companies further down the capitalization ladder. The index's relatively heavy weighting in larger companies can work in our fund's favor in relation to our actively managed competitors when the largest companies are powering the S&P 500's performance-as they did for the past several years. However, it can work to our detriment when smaller-cap stocks lead the market, as they did during the past six months.
     Over the past several years, technology companies have played an increasingly large role in the S&P 500 Index, and their performance has set the pace for the index. During the half-year, much of the volatility in the S&P 500 Index was attributed to tech shares, which constituted an average of nearly 28% of the index in the period. The technology sector posted a return of 4.6% for the six months, while the overall index returned -0.4%. Two of the other largest sectors within the S&P 500 registered negative returns: financial services shares declined -0.1% and consumer discretionary companies-a category composed mainly of retailers-returned -15.9%. Among the bright spots were health care stocks, which gained 23.4%, and "other energy" companies, which benefited from higher oil prices and rose 34.4% as a group.

3

     We again point out that the S&P 500 Index is a good measure of large-cap stocks but does not represent the entire U.S. stock market. In fact, the S&P 500 excludes about 6,400 stocks that total about 21% of the value of the U.S. equity market. To gain exposure to mid- and small-cap stocks that the S&P 500 excludes, an investor must look to an index that captures the entire market or to those that specifically target smaller companies.
     It's worth noting that matching the return of an unmanaged index is no small feat. All mutual funds incur operating expenses and administrative costs that indexes, which are theoretical constructs, do not bear. Our low expense ratio-just 0.06% of average net assets, or 60 cents for every $1,000 invested (0.025% for Plus Shares)-helps keep our returns closely in line with those of our target indexes. (By way of comparison, the average large-cap core mutual fund levies an expense ratio of 1.31%, or $13.10 per $1,000 invested.) And Vanguard Quantitative Equity Group, which provides investment management for all of Vanguard's index funds, offset the effects of our costs through skillful portfolio management. When reviewing our performance, keep in mind that our low costs provide our funds, and thus our shareholders, with a powerful advantage over long periods, but they do not guarantee superior performance during all periods.

IN SUMMARY
During the first half of 2000, we witnessed very sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.
     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events-whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer        July 18, 2000


IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.
     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.
     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter- percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                  PERIODS ENDED JUNE 30, 2000
                                              ----------------------------------
                                              6 MONTHS      1 YEAR      5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                 -0.4%        7.2%        23.8%
  Russell 2000 Index                             3.0        14.3         14.3
  Wilshire 5000 Index                           -0.7        10.0         22.6
  MSCI EAFE Index                               -4.0        17.4         11.6
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                    4.0%        4.6%         6.3%
  Lehman 10 Year Municipal Bond Index            4.0         4.5          6.0
  Salomon Smith Barney 3--Month
    U.S. Treasury Bill Index                     2.8         5.3          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                           2.4%        3.7%         2.5%
--------------------------------------------------------------------------------
*Annualized.


U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

5

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points-from 6.48% to 5.90%-during the half-year.
     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward-with yields increasing along with the maturity of Treasury securities-the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.
     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack- luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.
     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.
     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

6

FUND PROFILE
INSTITUTIONAL INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------
                            INSTITUTIONAL
                                    INDEX       S&P 500
-------------------------------------------------------
Number of Stocks                      514           500
Median Market Cap                  $94.9B        $94.9B
Price/Earnings Ratio                28.7x         28.7x
Price/Book Ratio                     5.2x          5.2x
Yield                                1.1%          1.1%
Yield--Plus Shares                   1.1%          1.1%
Return on Equity                    24.5%         24.5%
Earnings Growth Rate                17.3%         17.3%
Foreign Holdings                     1.2%          1.2%
Turnover Rate                        11%*            --
Expense Ratio                      0.06%*            --
Expense Ratio--
 Plus Shares                      0.025%*            --
Cash Investments                     0.0%            --

*Annualized.


INVESTMENT FOCUS
------------------
MARKET CAP - LARGE
STYLE - BLEND


VOLATILITY MEASURES
-------------------------------------------------------
                            INSTITUTIONAL
                                    INDEX       S&P 500
-------------------------------------------------------
R-Squared                            1.00          1.00
Beta                                 1.00          1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------
General Electric Co.                  4.2%
Intel Corp.                           3.6
Cisco Systems, Inc.                   3.5
Microsoft Corp.                       3.3
Pfizer, Inc.                          2.4
Exxon Mobil Corp.                     2.2
Wal-Mart Stores, Inc.                 2.0
Oracle Corp.                          1.9
Citigroup, Inc.                       1.6
Nortel Networks Corp.                 1.6
------------------------------------------
Top Ten                              26.3%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------
                              JUNE 30, 1999          JUNE 30, 2000
                        ----------------------------------------------
                              INSTITUTIONAL   INSTITUTIONAL
                                  INDEX           INDEX       S&P 500
----------------------------------------------------------------------
Auto & Transportation ........     2.5%            1.6%          1.6%
Consumer Discretionary .......    12.8            11.8          11.8
Consumer Staples .............     7.8             5.7           5.7
Financial Services ...........    16.5            13.4          13.4
Health Care ..................    11.1            11.7          11.7
Integrated Oils ..............     5.4             4.5           4.5
Other Energy .................     1.1             1.8           1.8
Materials & Processing .......     3.7             2.2           2.2
Producer Durables ............     4.1             2.9           2.9
Technology ...................    18.4            29.9          29.9
Utilities ....................    11.3             8.6           8.6
Other ........................     5.3             5.9           5.9
----------------------------------------------------------------------

7

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"-highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

8

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

INSTITUTIONAL INDEX FUND
TOTAL INVESTMENT RETURNS: JULY 31, 1990-JUNE 30, 2000
--------------------------------------------------------
         INSTITUTIONAL INDEX FUND    S&P 500
FISCAL   CAPITAL  INCOME   TOTAL      TOTAL
YEAR     RETURN   RETURN   RETURN     RETURN
--------------------------------------------------------
1990     -7.3%    1.6%     -5.7%      -5.7%
1991     26.4     3.9      30.3       30.5
1992      4.5     3.0       7.5        7.6
1993      7.1     2.9      10.0       10.1
1994     -1.5     2.8       1.3        1.3
1995     34.4     3.2      37.6       37.6
--------------------------------------------------------

--------------------------------------------------------
         INSTITUTIONAL INDEX FUND    S&P 500
FISCAL   CAPITAL  INCOME   TOTAL      TOTAL
YEAR     RETURN   RETURN   RETURN     RETURN
--------------------------------------------------------
1996     20.6%    2.5%     23.1%      23.0%
1997     31.2     2.2      33.4       33.4
1998     27.1     1.7      28.8       28.6
1999     19.7     1.5      21.2       21.0
2000*    -0.9     0.5      -0.4       -0.4
--------------------------------------------------------
*Six months ended June 30, 2000.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.


INSTITUTIONAL INDEX FUND PLUS SHARES
TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 2000
--------------------------------------------------------
         INSTITUTIONAL INDEX FUND
             PLUS SHARES             S&P 500
FISCAL   CAPITAL  INCOME   TOTAL      TOTAL
YEAR     RETURN   RETURN   RETURN     RETURN
--------------------------------------------------------
1997      6.2%    1.1%      7.3%       7.3%
1998     27.1     1.7      28.8       28.6
--------------------------------------------------------

--------------------------------------------------------
         INSTITUTIONAL INDEX FUND
             PLUS SHARES             S&P 500
FISCAL   CAPITAL  INCOME   TOTAL      TOTAL
YEAR     RETURN   RETURN   RETURN     RETURN
--------------------------------------------------------
1999     19.7%    1.5%     21.2%      21.0%
2000*    -0.9     0.5      -0.4       -0.4
--------------------------------------------------------
*Six months ended June 30, 2000.
See Financial Highlights table on page 18 for dividend and capital gains information since inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                            SINCE INCEPTION
                          INCEPTION                     ------------------------
                            DATE      1 YEAR   5 YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Institutional Index Fund   7/31/1990    7.42%   23.91%   15.41%   2.61%   18.02%
Institutional Index Fund
   Plus Shares             7/7/1997     7.47     --       7.10    1.65    18.75
--------------------------------------------------------------------------------

9

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES              (000)
-------------------------------------------------------------------------------------
COMMON STOCKS (99.6%)(1)
-------------------------------------------------------------------------------------
     General Electric Co.                              29,026,553         $1,538,407
     Intel Corp.                                        9,825,672          1,313,570
o    Cisco Systems, Inc.                               20,408,704          1,297,228
o    Microsoft Corp.                                   15,439,533          1,235,163
     Pfizer, Inc.                                      18,467,699            886,450
     Exxon Mobil Corp.                                 10,213,400            801,752
     Wal-Mart Stores, Inc.                             13,067,738            753,028
o    Oracle Corp.                                       8,327,658            700,044
     Citigroup, Inc.                                    9,901,093            596,541
     Nortel Networks Corp.                              8,685,281            592,770
     International Business
          Machines Corp.                                5,201,419            569,880
     Lucent Technologies, Inc.                          9,553,979            566,073
     American International
          Group, Inc.                                   4,522,273            531,367
     Merck & Co., Inc.                                  6,746,347            516,939
o    EMC Corp.                                          6,366,431            489,817
     SBC Communications Inc.                            9,980,387            431,652
o    Sun Microsystems, Inc.                             4,654,434            423,263
     The Coca-Cola Co.                                  7,256,937            416,820
     Johnson & Johnson                                  4,080,740            415,725
     Royal Dutch Petroleum
          Co. ADR                                       6,286,985            387,043
o    WorldCom, Inc.                                     8,400,042            385,352
o    Dell Computer Corp.                                7,554,817            372,547
     Hewlett-Packard Co.                                2,934,261            366,416
o    America Online, Inc.                               6,735,827            355,315
     Home Depot, Inc.                                   6,783,175            338,735
     Bristol-Myers Squibb Co.                           5,787,465            337,120
     Eli Lilly & Co.                                    3,313,387            330,925
     Texas Instruments, Inc.                            4,801,079            329,774
o    Viacom Inc. Class B                                4,435,229            302,427
     AT&T Corp.                                         9,280,362            293,491
     Time Warner, Inc.                                  3,860,279            293,381
     Morgan Stanley Dean
          Witter & Co.                                  3,320,682            276,447
     The Walt Disney Co.                                6,096,161            236,607
     BellSouth Corp.                                    5,516,628            235,146
     Tyco International Ltd.                            4,952,474            234,623
     Bell Atlantic Corp.                                4,534,801            230,425
     American Home Products Corp.                       3,826,451            224,804
     Procter & Gamble Co.                               3,837,216            219,681
     Corning, Inc.                                        809,227            218,390
     Schering-Plough Corp.                              4,293,957            216,845
o    Applied Materials, Inc.                            2,367,676            214,571
o    Amgen, Inc.                                        3,012,466            211,626
     Bank of America Corp.                              4,862,246            209,077
     American Express Co.                               3,916,819            204,164
     Abbott Laboratories                                4,542,821            202,439
o    Yahoo!, Inc.                                       1,592,809            197,309
     Pharmacia Corp.                                    3,724,064            192,488
     PepsiCo, Inc.                                      4,227,815            187,874
     Motorola, Inc.                                     6,314,558            183,517
     Wells Fargo Co.                                    4,727,177            183,178
     Philip Morris Cos., Inc.                           6,704,460            178,087
     GTE Corp.                                          2,824,676            175,836
     Medtronic, Inc.                                    3,511,619            174,923
     The Chase Manhattan Corp.                          3,628,514            167,138
     Chevron Corp.                                      1,912,825            162,231
     U S WEST, Inc.                                     1,867,674            160,153
o    Sprint PCS                                         2,669,582            158,840
     Fannie Mae                                         2,955,606            154,246
     Ford Motor Co.                                     3,536,240            152,058

10

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES              (000)
-------------------------------------------------------------------------------------
o    Micron Technology, Inc.                            1,626,748         $  143,255
     Enron Corp.                                        2,146,292            138,436
o    NEXTEL Communications, Inc.                        2,223,407            136,045
     E.I. du Pont de Nemours & Co.                      3,072,766            134,434
     Charles Schwab Corp.                               3,992,452            134,246
     Sprint Corp.                                       2,571,883            131,166
     Merrill Lynch & Co., Inc.                          1,137,289            130,788
o    QUALCOMM, Inc.                                     2,172,642            130,359
     McDonald's Corp.                                   3,920,397            129,128
     Compaq Computer Corp.                              4,981,764            127,346
     Schlumberger Ltd.                                  1,669,614            124,595
o    MediaOne Group, Inc.                               1,820,132            120,700
o    Broadcom Corp.                                       515,900            112,950
     The Boeing Co.                                     2,659,699            111,209
o    Veritas Software Corp.                               977,092            110,427
     Gillette Co.                                       3,062,659            107,002
     Colgate-Palmolive Co.                              1,691,842            101,299
     The Bank of New York Co., Inc.                     2,162,441            100,553
     Anheuser-Busch Cos., Inc.                          1,325,479             98,997
     Automatic Data Processing, Inc.                    1,838,945             98,498
o    Comcast Corp.-Special Class A                      2,413,580             97,750
o    Agilent Technologies, Inc.                         1,325,295             97,741
     Minnesota Mining &
          Manufacturing Co.                             1,161,227             95,801
o    Siebel Systems, Inc.                                 585,264             95,727
     Walgreen Co.                                       2,955,023             95,115
     Kimberly-Clark Corp.                               1,630,124             93,528
     General Motors Corp.                               1,569,652             91,138
     FleetBoston Financial Corp.                        2,644,013             89,896
     Bank One Corp.                                     3,362,594             89,319
     Computer Associates
          International, Inc.                           1,726,526             88,377
     Texaco Inc.                                        1,619,637             86,246
o    ADC Telecommunications, Inc.                         985,256             82,638
     Freddie Mac                                        2,038,291             82,551
     Marsh & McLennan Cos., Inc.                          790,398             82,547
o    Tellabs, Inc.                                      1,201,441             82,224
     United Technologies Corp.                          1,380,448             81,274
     Honeywell International Inc.                       2,341,779             78,889
o    Analog Devices, Inc.                               1,037,347             78,838
     The Gap, Inc.                                      2,496,430             78,013
o    Xilinx, Inc.                                         941,994             77,773
     Target Corp.                                       1,337,883             77,597
     Emerson Electric Co.                               1,251,140             75,538
o    Clear Channel
          Communications, Inc.                            993,706             74,528
     The Seagram Co. Ltd.                               1,279,568             74,215
     Alcoa Inc.                                         2,535,020             73,516
o    Solectron Corp.                                    1,749,202             73,248
     Unilever NV ADR                                    1,675,858             72,062
o    Network Appliance, Inc.                              892,948             71,882
     First Union Corp.                                  2,874,865             71,333
o    Global Crossing Ltd.                               2,585,611             68,034
o    Safeway, Inc.                                      1,456,392             65,720
     MBNA Corp.                                         2,350,779             63,765
     Halliburton Co.                                    1,301,629             61,421
     Duke Energy Corp.                                  1,078,102             60,778
     First Data Corp.                                   1,209,603             60,027
     Firstar Corp.                                      2,845,990             59,944
     Baxter International, Inc.                           851,656             59,882
     Dow Chemical Co.                                   1,983,486             59,876
     Cardinal Health, Inc.                                807,221             59,734
o    Altera Corp.                                         583,700             59,501
o    3Com Corp.                                         1,029,274             59,312
     Linear Technology Corp.                              912,152             58,321
     Household International, Inc.                      1,387,276             57,659
     Fifth Third Bancorp                                  908,259             57,447
     ALLTEL Corp.                                         924,349             57,252
o    AES Corp.                                          1,249,703             57,018
o    Seagate Technology Inc.                            1,028,620             56,574
     Electronic Data Systems Corp.                      1,366,652             56,374
o    Maxim Integrated Products, Inc.                      828,674             56,298
     Bestfoods                                            804,971             55,744
     Eastman Kodak Co.                                    908,860             54,077
o    The Kroger Co.                                     2,449,811             54,049
     Williams Cos., Inc.                                1,296,126             54,032
     Gateway, Inc.                                        943,551             53,547
o    Kohl's Corp.                                         956,424             53,201
     Mellon Financial Corp.                             1,441,207             52,514
     J.P. Morgan & Co., Inc.                              476,022             52,422
     Illinois Tool Works, Inc.                            884,659             50,426
     State Street Corp.                                   471,706             50,030
o    Apple Computer, Inc.                                 954,355             49,984
     HCA-The Healthcare Co.                             1,634,962             49,662
     Sara Lee Corp.                                     2,549,516             49,238
o    LSI Logic Corp.                                      900,055             48,715
     Allstate Corp.                                     2,184,663             48,609
     Associates First Capital Corp.                     2,135,537             47,649
     Gannett Co., Inc.                                    781,418             46,739
     Omnicom Group Inc.                                   521,191             46,419
     Washington Mutual, Inc.                            1,606,054             46,375
     Lowe's Cos., Inc.                                  1,121,680             46,059
     CVS Corp.                                          1,144,723             45,789
     Paychex, Inc.                                      1,089,352             45,753
     Adobe Systems, Inc.                                  351,001             45,630
     H.J. Heinz Co.                                     1,033,445             45,213
     Conoco Inc. Class B                                1,830,392             44,959
     CIGNA Corp.                                          477,436             44,640
o    Guidant Corp.                                        899,141             44,507
     American General Corp.                               728,266             44,424
     Southern Co.                                       1,901,742             44,334
     Costco Wholesale Corp.                             1,309,918             43,227
     U.S. Bancorp                                       2,204,367             42,434
     Northern Trust Corp.                                 651,795             42,407
     International Paper Co.                            1,417,316             42,254
o    Comverse Technology, Inc.                            447,727             41,639
     Albertson's, Inc.                                  1,242,103             41,300
     Sysco Corp.                                          976,928             41,153
     UnitedHealth Group Inc.                              476,220             40,836
     Xerox Corp.                                        1,954,730             40,561
     SunTrust Banks, Inc.                                 886,744             40,513
     PE Corp.-PE Biosystems Group                         610,731             40,232
     PNC Financial Services Group                         851,487             39,913
     Coastal Corp.                                        627,611             38,206
     Interpublic Group of Cos., Inc.                      884,630             38,039
o    Best Buy Co., Inc.                                   599,299             37,906
     Phillips Petroleum Co.                               744,305             37,727
     Providian Financial Corp.                            418,053             37,625
o    Teradyne, Inc.                                       507,769             37,321
o    MedImmune Inc.                                       498,124             36,861
o    Sanmina Corp.                                        430,004             36,765
o    Computer Sciences Corp.                              490,906             36,665

11

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES              (000)
-------------------------------------------------------------------------------------
     Campbell Soup Co.                                  1,238,790         $   36,080
     AFLAC, Inc.                                          778,287             35,753
     Kellogg Co.                                        1,189,917             35,400
     The Hartford Financial Services
          Group Inc.                                      630,457             35,266
     Scientific-Atlanta, Inc.                             465,890             34,709
o    Advanced Micro Devices, Inc.                         449,176             34,699
     Caterpillar, Inc.                                  1,022,069             34,623
     Waste Management, Inc.                             1,822,193             34,622
     El Paso Energy Corp.                                 678,471             34,560
     Carnival Corp.                                     1,772,193             34,558
     Harley-Davidson, Inc.                                890,094             34,269
     Sears, Roebuck & Co.                               1,033,702             33,725
     Lehman Brothers Holdings, Inc.                       354,337             33,507
     Transocean Sedco Forex Inc.                          617,082             32,975
     General Mills, Inc.                                  854,643             32,690
o    FedEx Corp.                                          850,098             32,304
     Wachovia Corp.                                       593,618             32,204
     NIKE, Inc. Class B                                   802,280             31,941
o    KLA-Tencor Corp.                                     545,305             31,934
     The Chubb Corp.                                      512,967             31,547
     Baker Hughes, Inc.                                   968,795             31,001
     Conexant Systems, Inc.                               637,239             30,986
     Avon Products, Inc.                                  696,103             30,977
     Tribune Co.                                          882,585             30,890
     The Clorox Co.                                       688,212             30,840
     The McGraw-Hill Cos., Inc.                           570,248             30,793
     General Dynamics Corp.                               588,338             30,741
     National City Corp.                                1,777,472             30,328
     Pitney Bowes, Inc.                                   756,172             30,247
     Dominion Resources, Inc.                             697,827             29,919
o    National Semiconductor Corp.                         517,606             29,374
     Weyerhaeuser Co.                                     683,025             29,370
o    Cendant Corp.                                      2,095,218             29,333
     Lockheed Martin Corp.                              1,173,540             29,118
     Kansas City Southern
          Industries, Inc.                                326,896             28,992
     The Quaker Oats Co.                                  383,838             28,836
     Burlington Northern
          Santa Fe Corp.                                1,255,726             28,803
     Allergan, Inc.                                       379,960             28,307
o    Biogen, Inc.                                         435,342             28,080
     American Electric Power
          Co., Inc.                                       943,872             27,962
     PG&E Corp.                                         1,129,727             27,820
     Molex, Inc.                                          575,194             27,681
     Southwest Airlines Co.                             1,454,897             27,552
     ConAgra, Inc.                                      1,443,260             27,512
     The Limited, Inc.                                  1,259,616             27,239
     Union Pacific Corp.                                  726,650             27,022
     Wrigley, (Wm.) Jr. Co.                               334,610             26,832
     Aetna Inc.                                           413,522             26,543
o    Boston Scientific Corp.                            1,195,381             26,224
o    BMC Software, Inc.                                   716,388             26,137
     RadioShack Corp.                                     547,237             25,925
     FPL Group, Inc.                                      522,724             25,875
     Reliant Energy, Inc.                                 867,444             25,644
     Capital One Financial Corp.                          574,569             25,640
o    Lexmark International Group,
          Inc. Class A                                    379,218             25,502
     Deere & Co.                                          686,681             25,407
     Marriott International, Inc.
          Class A                                         702,523             25,335
     Nabisco Group Holdings Corp.                         957,136             24,826
o    Tenet Healthcare Corp.                               917,615             24,776
     BB&T Corp.                                         1,021,975             24,400
     Burlington Resources, Inc.                           631,597             24,159
     Dover Corp.                                          595,212             24,143
     Delphi Automotive
          Systems Corp.                                 1,651,765             24,054
     Masco Corp.                                        1,314,047             23,735
     Unocal Corp.                                         712,488             23,601
     May Department Stores Co.                            974,931             23,398
     Aon Corp.                                            750,200             23,303
     Textron, Inc.                                        423,048             22,977
     USX-Marathon Group                                   913,382             22,892
     TXU Corp.                                            773,281             22,812
     Occidental Petroleum Corp.                         1,080,813             22,765
     PPG Industries, Inc.                                 510,896             22,639
     KeyCorp                                            1,275,632             22,483
     Avery Dennison Corp.                                 328,856             22,074
     Rohm & Haas Co.                                      638,222             22,019
     Public Service Enterprise
          Group, Inc.                                     634,329             21,964
     Franklin Resources Corp.                             714,546             21,704
o    Staples, Inc.                                      1,403,279             21,575
     Becton, Dickinson & Co.                              740,634             21,247
     St. Paul Cos., Inc.                                  622,137             21,230
o    Federated Department
          Stores, Inc.                                    627,882             21,191
     Barrick Gold Corp.                                 1,159,068             21,081
     Air Products & Chemicals, Inc.                       672,803             20,731
o    Novellus Systems, Inc.                               365,987             20,701
     Comerica, Inc.                                       458,957             20,596
     Danaher Corp.                                        415,414             20,537
     Lincoln National Corp.                               562,466             20,319
     Unicom Corp.                                         521,304             20,168
     Coca-Cola Enterprises, Inc.                        1,233,810             20,127
     Newell Rubbermaid, Inc.                              781,410             20,121
     PECO Energy Corp.                                    497,144             20,041
     Edison International                                 974,265             19,972
     Alcan Aluminium Ltd.                                 641,493             19,886
     Circuit City Stores, Inc.                            596,588             19,799
     New York Times Co. Class A                           498,624             19,696
     Apache Corp.                                         333,373             19,606
     Hershey Foods Corp.                                  402,411             19,517
     Union Carbide Corp.                                  393,487             19,478
     PaineWebber Group, Inc.                              426,955             19,426
o    American Power
          Conversion Corp.                                470,161             19,188
     Ingersoll-Rand Co.                                   474,849             19,113
     Dow Jones & Co., Inc.                                259,955             19,042
     Golden West Financial Corp.                          463,499             18,917
     Dollar General Corp.                                 964,911             18,816
     Anadarko Petroleum Corp.                             375,762             18,530
o    Sapient Corp.                                        172,619             18,459
     Consolidated Edison Inc.                             621,843             18,422
     Entergy Corp.                                        674,752             18,345
     AmSouth Bancorp                                    1,152,673             18,155
     Delta Air Lines, Inc.                                359,069             18,155

12

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES              (000)
-------------------------------------------------------------------------------------
o    Convergys Corp.                                      345,328         $   17,914
     Ralston-Ralston Purina Group                         893,614             17,816
o    ALZA Corp.                                           300,950             17,794
     Rockwell International Corp.                         551,689             17,378
     Loews Corp.                                          289,181             17,351
     Archer-Daniels-Midland Co.                         1,766,660             17,335
     Praxair, Inc.                                        462,556             17,317
     McKesson HBOC, Inc.                                  826,640             17,308
     SLM Holding Corp.                                    459,140             17,189
     Jefferson-Pilot Corp.                                302,486             17,072
     Norfolk Southern Corp.                             1,124,037             16,720
     TJX Cos., Inc.                                       880,091             16,502
     Mattel, Inc.                                       1,246,744             16,441
     Amerada Hess Corp.                                   265,806             16,414
o    Starbucks Corp.                                      427,975             16,343
     Union Pacific Resources
          Group, Inc.                                     739,504             16,269
     Kerr-McGee Corp.                                     275,994             16,266
     Progressive Corp. of Ohio                            214,334             15,861
     Raytheon Co. Class B                                 823,358             15,850
     FirstEnergy Corp.                                    677,430             15,835
     IMS Health, Inc.                                     871,959             15,695
     TRW, Inc.                                            361,593             15,684
     Columbia Energy Group                                236,550             15,524
o    Watson Pharmaceuticals, Inc.                         282,244             15,171
     T. Rowe Price                                        354,313             15,058
     CP&L, Inc.                                           468,323             14,957
o    Bed Bath & Beyond, Inc.                              411,702             14,924
     Ecolab, Inc.                                         380,378             14,859
     Cincinnati Financial Corp.                           472,110             14,842
     Synovus Financial Corp.                              828,507             14,602
     Tiffany & Co.                                        212,506             14,344
     Constellation Energy Group                           438,907             14,292
     Eaton Corp.                                          213,317             14,292
     UnumProvident Corp.                                  705,436             14,153
     Charter One Financial                                614,411             14,131
     MGIC Investment Corp.                                310,502             14,128
     J.C. Penney Co., Inc.                                765,234             14,109
     Fort James Corp.                                     603,681             13,960
     MBIA, Inc.                                           288,457             13,900
     Ameren Corp.                                         402,559             13,586
     CSX Corp.                                            640,890             13,579
     Florida Progress Corp.                               288,799             13,537
     Dun & Bradstreet Corp.                               472,855             13,535
     Northrop Grumman Corp.                               204,279             13,533
     Bear Stearns Co., Inc.                               324,543             13,509
o    Cabletron Systems, Inc.                              534,762             13,503
o    PeopleSoft, Inc.                                     801,245             13,421
o    Unisys Corp.                                         913,012             13,296
o    Wellpoint Health Networks Inc.
          Class A                                         182,090             13,190
     Georgia Pacific Group                                500,291             13,133
     Biomet, Inc.                                         336,193             12,922
     Johnson Controls, Inc.                               251,554             12,908
     Regions Financial Corp.                              646,919             12,858
o    Sealed Air Corp.                                     245,479             12,857
o    Mercury Interactive Corp.                            132,315             12,801
     DTE Energy Co.                                       418,529             12,791
     Summit Bancorp                                       515,772             12,701
     Vulcan Materials Co.                                 295,550             12,616
o    Tricon Global Restaurants, Inc.                      432,533             12,219
     Knight Ridder                                        227,835             12,118
     Bausch & Lomb, Inc.                                  155,700             12,047
     Tosco Corp.                                          423,200             11,982
     Young & Rubicam Inc.                                 208,287             11,911
     Cinergy Corp.                                        466,305             11,862
     CenturyTel, Inc.                                     411,431             11,829
o    AMR Corp.                                            439,174             11,611
     Harcourt General, Inc.                               210,318             11,436
o    St. Jude Medical, Inc.                               245,915             11,281
     Parker Hannifin Corp.                                328,453             11,250
     SouthTrust Corp.                                     492,999             11,154
     Union Planters Corp.                                 396,999             11,091
o    Compuware Corp.                                    1,056,909             10,965
     Equifax, Inc.                                        414,170             10,872
o    NCR Corp.                                            279,137             10,869
     Brown-Forman Corp. Class B                           200,968             10,802
     Sabre Holdings Corp.                                 378,450             10,786
     Old Kent Financial Corp.                             402,932             10,778
     Eastman Chemical Co.                                 224,992             10,743
     The BFGoodrich Co.                                   314,708             10,720
     Fortune Brands, Inc.                                 464,519             10,713
     Newmont Mining Corp.                                 492,348             10,647
     Genuine Parts Co.                                    518,492             10,370
     Huntington Bancshares Inc.                           651,285             10,298
o    Citrix Systems, Inc.                                 542,791             10,279
     Tektronix, Inc.                                      138,798             10,271
o    Ceridian Corp.                                       424,886             10,224
     New Century Energies, Inc.                           339,720             10,192
     Sempra Energy                                        599,256             10,187
     Sherwin-Williams Co.                                 480,480             10,180
     Hilton Hotels Corp.                                1,080,559             10,130
     Countrywide Credit
          Industries, Inc.                                332,255             10,071
     Millipore Corp.                                      133,123             10,034
     Whirlpool Corp.                                      214,144              9,984
     Black & Decker Corp.                                 249,794              9,820
o    Thermo Electron Corp.                                457,342              9,633
     GPU, Inc.                                            355,695              9,626
o    Kmart Corp.                                        1,410,308              9,608
     Nordstrom, Inc.                                      394,950              9,528
     Leggett & Platt, Inc.                                576,419              9,511
     Dana Corp.                                           446,997              9,471
     PerkinElmer, Inc.                                    142,386              9,415
     H & R Block, Inc.                                    288,621              9,344
     Conseco Inc.                                         954,313              9,305
     Northern States Power Co.                            460,948              9,305
     Torchmark Corp.                                      375,964              9,282
     PPL Corp.                                            422,490              9,268
o    Toys R Us, Inc.                                      634,436              9,239
     The Goodyear Tire & Rubber Co.                       458,760              9,175
     Placer Dome, Inc.                                    958,209              9,163
     International Flavors &
          Fragrances, Inc.                                301,698              9,107
     PACCAR, Inc.                                         224,508              8,910
o    Parametric Technology Corp.                          809,762              8,907
     Cooper Industries, Inc.                              273,240              8,897
o    Novell, Inc.                                         959,995              8,880
     Willamette Industries, Inc.                          324,992              8,856
o    AutoZone Inc.                                        392,468              8,634

13

-------------------------------------------------------------------------------------
                                                                              MARKET
                                                                              VALUE*
INSTITUTIONAL INDEX FUND                                   SHARES              (000)
-------------------------------------------------------------------------------------
     Phelps Dodge Corp.                                   231,009         $    8,591
     Mallinckrodt, Inc.                                   197,058              8,560
o    Comcast Corp. Class A                                218,396              8,490
     Maytag Corp.                                         229,790              8,473
     W.W. Grainger, Inc.                                  274,485              8,458
     Pinnacle West Capital Corp.                          248,629              8,422
     Nucor Corp.                                          249,484              8,280
o    Rowan Cos., Inc.                                     271,684              8,252
o    Inco Ltd.                                            532,721              8,191
o    HEALTHSOUTH Corp.                                  1,130,823              8,128
     R.R. Donnelley & Sons Co.                            357,650              8,069
     VF Corp.                                             335,024              7,978
o    Andrew Corp.                                         236,400              7,934
     ITT Industries, Inc.                                 257,953              7,835
     Sunoco, Inc.                                         259,629              7,643
o    US Airways Group, Inc.                               195,430              7,622
     The Mead Corp.                                       301,385              7,610
     Hasbro, Inc.                                         505,015              7,607
o    Harrah's Entertainment, Inc.                         358,562              7,507
     SAFECO Corp.                                         374,415              7,441
     SuperValu Inc.                                       385,725              7,353
     Sigma-Aldrich Corp.                                  250,069              7,315
     Westvaco Corp.                                       294,575              7,309
     Ashland, Inc.                                        207,104              7,262
     C.R. Bard, Inc.                                      148,019              7,123
     CMS Energy Corp.                                     321,736              7,118
     Fluor Corp.                                          224,089              7,087
o    Niagara Mohawk Holdings Inc.                         505,360              7,043
     UST, Inc.                                            475,576              6,985
o    Adaptec, Inc.                                        304,969              6,938
     Pall Corp.                                           362,741              6,711
     Adolph Coors Co. Class B                             107,637              6,512
     Temple-Inland Inc.                                   153,849              6,462
     Engelhard Corp.                                      372,539              6,356
     The Stanley Works                                    256,921              6,102
     Winn-Dixie Stores, Inc.                              423,666              6,064
     Wendy's International, Inc.                          333,500              5,940
     Autodesk, Inc.                                       171,009              5,932
     Darden Restaurants Inc.                              362,816              5,896
o    Office Depot, Inc.                                   927,757              5,798
     Shared Medical Systems Corp.                          79,335              5,786
     Liz Claiborne, Inc.                                  160,159              5,646
     Crown Cork & Seal Co., Inc.                          375,823              5,637
o    Navistar International Corp.                         181,410              5,635
o    Visteon Corp.                                        463,076              5,615
o    Allied Waste Industries, Inc.                        553,484              5,535
     Homestake Mining Co.                                 762,815              5,244
     Bemis Co., Inc.                                      153,596              5,165
o    FMC Corp.                                             89,019              5,163
     Great Lakes Chemical Corp.                           159,685              5,030
o    Owens-Illinois, Inc.                                 429,711              5,022
     Meredith Corp.                                       148,476              5,011
     Eastern Enterprises                                   79,368              5,000
     Deluxe Corp.                                         212,087              4,997
     Alberto-Culver Co. Class B                           163,416              4,994
     Rite Aid Corp.                                       758,907              4,980
     USX-U.S. Steel Group                                 259,092              4,809
o    Quintiles Transnational Corp.                        337,889              4,773
     Snap-On Inc.                                         171,813              4,575
     NICOR, Inc.                                          136,282              4,446
     Allegheny Technologies Inc.                          244,055              4,393
     Hercules, Inc.                                       312,259              4,391
     Boise Cascade Corp.                                  167,828              4,343
     Crane Co.                                            177,587              4,318
     Brunswick Corp.                                      257,809              4,270
     Centex Corp.                                         174,026              4,090
o    Pactiv Corp.                                         495,725              3,904
o    Consolidated Stores, Inc.                            325,172              3,902
     Tupperware Corp.                                     169,275              3,724
o    Freeport-McMoRan Copper &
          Gold Inc. Class B                               396,688              3,669
     American Greetings Corp.
          Class A                                         189,252              3,596
     Dillard's Inc.                                       274,556              3,363
     Peoples Energy Corp.                                 103,581              3,353
     Raytheon Co. Class A                                 171,471              3,333
     The Timken Co.                                       178,860              3,331
     Louisiana-Pacific Corp.                              305,430              3,322
     Cummins Engine Co., Inc.                             121,613              3,314
     Ryder System, Inc.                                   174,172              3,298
     Thomas & Betts Corp.                                 169,811              3,248
     Ball Corp.                                            87,224              2,808
     Potlatch Corp.                                        84,075              2,785
     Kaufman & Broad Home Corp.                           137,751              2,729
     Worthington Industries, Inc.                         252,906              2,656
o    Reebok International Ltd.                            165,545              2,638
     Pulte Corp.                                          120,844              2,613
     Longs Drug Stores, Inc.                              115,395              2,510
o    Viacom Inc. Class A                                   36,030              2,464
     Cooper Tire & Rubber Co.                             216,567              2,409
o    W.R. Grace & Co.                                     197,645              2,396
o    Humana, Inc.                                         491,217              2,395
     Polaroid Corp.                                       131,421              2,374
     National Service Industries, Inc.                    119,291              2,326
     Briggs & Stratton Corp.                               65,478              2,243
     ONEOK, Inc.                                           85,460              2,217
o    Manor Care, Inc.                                     300,085              2,101
     Russell Corp.                                         95,265              1,905
     Great Atlantic & Pacific Tea
          Co., Inc.                                       112,337              1,868
     Armstrong Holdings, Inc.                             117,929              1,806
     Springs Industries Inc. Class A                       52,512              1,680
     McDermott International, Inc.                        174,486              1,538
     Owens Corning                                        160,882              1,488
o    Bethlehem Steel Corp.                                386,305              1,376
o    MIPS Technologies, Inc. Class B                       34,355              1,323
o    Qwest Communications
          International Inc.                               13,620                677
     IKON Office Solutions, Inc.                          171,644                665
o    Freeport-McMoRan Copper &
          Gold, Inc. Class A                               72,417                661
     NACCO Industries, Inc. Class A                        16,656                585
o    Silicon Graphics, Inc.                               114,911                431
     Milacron Inc.                                          5,348                 78
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $22,735,898)                                                        36,829,833
-------------------------------------------------------------------------------------

14

-------------------------------------------------------------------------------------
                                                             FACE             MARKET
                                                           AMOUNT             VALUE*
INSTITUTIONAL INDEX FUND                                    (000)              (000)
-------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.2%)(1)
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2)  6.25%, 7/27/2000                                    $  3,000        $     2,986
Federal National Mortgage Assn.
(2)  6.06%, 7/13/2000                                       8,000              7,986
(2)  6.454%, 8/3/2000                                       4,000              3,976
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     6.71%, 7/3/2000                                       61,422             61,422
     6.71%, 7/3/2000--Note E                                9,469              9,469
-------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $85,838)                                                                85,839
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
(COST $22,821,736)                                                        36,915,672
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------------------------------
Other Assets                                                                 568,922
Liabilities--Note E                                                         (493,705)
                                                                         ------------
                                                                              75,217
-------------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $36,990,889
=====================================================================================

 * See Note A in Notes to Financial Statements.
 o Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.2% and -0.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Securities with an aggregate value of $14,948,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital--Note C                                             $23,146,600
Undistributed Net Investment Income                                       9,195
Accumulated Net
   Realized Losses--Note C                                             (253,923)
Unrealized Appreciation
   (Depreciation)--Note D
   Investment Securities                                             14,093,936
   Futures Contracts                                                     (4,919)
--------------------------------------------------------------------------------
NET ASSETS                                                          $36,990,889
================================================================================

Institutional Shares--Net Assets
Applicable to 223,137,592 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                        $29,644,343
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
   INSTITUTIONAL SHARES                                                 $132.85
================================================================================

Plus Shares-Net Assets
Applicable to 55,295,792 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                         $7,346,546
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-
     PLUS SHARES                                                        $132.86
================================================================================

15

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL INDEX FUND
                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                          $203,483
    Interest                                                              3,658
    Security Lending                                                        406
                                                                     -----------
        Total Income                                                    207,547
                                                                     -----------
EXPENSES
    The Vanguard Group--Note B
        Management and Administrative-Institutional Shares                8,679
        Management and Administrative-Plus Shares                           834
                                                                     -----------
        Total Expenses                                                    9,513
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   198,034
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                          308,990
    Futures Contracts                                                    (5,705)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       303,285
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                              (602,911)
    Futures Contracts                                                    (6,103)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (609,014)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(107,695)
================================================================================

16

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL INDEX FUND
                                                                    ---------------------------------
                                                                      SIX MONTHS                YEAR
                                                                           ENDED               ENDED
                                                                   JUN. 30, 2000       DEC. 31, 1999
                                                                           (000)               (000)
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $   198,034         $   398,042
    Realized Net Gain                                                    303,285           2,524,562
    Change in Unrealized Appreciation (Depreciation)                    (609,014)          3,298,626
                                                                      -------------------------------
      Net Increase (Decrease in Net Assets Resulting from Operations    (107,695)          6,221,230
                                                                      -------------------------------
DISTRIBUTIONS
    Net Investment Income
      Institutional Shares                                              (152,822)           (321,409)
      Plus Shares                                                        (36,427)            (79,609)
    Realized Capital Gain
      Institutional Shares                                                    --            (203,084)
      Plus Shares                                                             --             (49,082)
                                                                      -------------------------------
        Total Distributions                                             (189,249)           (653,184)
                                                                      -------------------------------
CAPITAL SHARE TRANSACTIONS-INSTITUTIONAL SHARES1
    Issued                                                             5,323,619          10,303,020
    Issued in Lieu of Cash Distributions                                 135,560             477,316
    Redeemed                                                          (4,503,124)         (8,693,972)
                                                                      -------------------------------
      Net Increase--Institutional Shares                                 956,055           2,086,364
                                                                      -------------------------------
CAPITAL SHARE TRANSACTIONS-PLUS SHARES2
    Issue                                                                998,736           3,550,850
    Issued in Lieu of Cash Distributions                                  32,394             119,924
    Redeemed                                                            (477,953)         (2,835,223)
                                                                      -------------------------------
      Net Increase--Plus Shares                                          553,177             835,551
-----------------------------------------------------------------------------------------------------
    Total Increase                                                     1,212,288           8,489,961
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                               35,778,601          27,288,640
    End of Period                                                    $36,990,889         $35,778,601
=====================================================================================================

1Shares Issued (Redeemed)--Institutional Shares
    Issued                                                                40,598              85,337
    Issued in Lieu of Cash Distributions                                   1,002               3,891
    Redeemed                                                             (34,245)            (71,396)
                                                                      -------------------------------
       Net Increase in Shares Outstanding                                  7,355              17,832
=====================================================================================================

2Shares Issued (Redeemed)--Plus Shares
    Issued                                                                 7,544              29,551
    Issued in Lieu of Cash Distributions                                     240                 978
    Redeemed                                                              (3,679)            (23,207)
                                                                      -------------------------------
       Net Increase in Shares Outstanding                                  4,105               7,322
=====================================================================================================

17

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------
                                                              INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
                                                                              YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED    ----------------------------------------------------
THROUGHOUT EACH PERIOD                       JUNE 30, 2000       1999       1998       1997        1996      1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $134.02    $112.85     $89.56     $68.86      $57.93    $43.22
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                              .71      1.501      1.429      1.391        1.38      1.28
    Net Realized and Unrealized Gain (Loss)
      on Investments                                 (1.20)    22.143     24.177     21.415       11.90     14.86
                                                  ----------------------------------------------------------------
      Total from Investment Operations                (.49)    23.644     25.606     22.806       13.28     16.14
                                                  ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income              (.68)    (1.514)    (1.416)    (1.391)      (1.36)    (1.27)
    Distributions from Realized Capital Gains           --      (.960)     (.900)     (.715)       (.99)     (.16)
                                                  ----------------------------------------------------------------
      Total Distributions                             (.68)    (2.474)    (2.316)    (2.106)      (2.35)    (1.43)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $132.85    $134.02    $112.85     $89.56      $68.86    $57.93
==================================================================================================================

TOTAL RETURN                                        -0.37%     21.17%     28.79%     33.36%      23.06%    37.60%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)           $29,644    $28,918    $22,338    $15,348     $11,426    $6,674
    Ratio of Total Expenses to
      Average Net Assets                            0.06%*      0.06%      0.06%      0.06%       0.06%     0.06%
    Ratio of Net Investment Income to
      Average Net Assets                            1.10%*      1.25%      1.46%      1.77%       2.18%     2.49%
    Portfolio Turnover Rate**                         11%*        14%        11%         7%          9%        4%
==================================================================================================================
 *Annualized.
**Portfolio  turnover rates excluding  in-kind  redemptions were 7%, 3%, 7%, 6%,9%, and 4%, respectively.

18

FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                        INSTITUTIONAL INDEX FUND PLUS SHARES
                                                                              YEAR ENDED DEC. 31,
                                                     SIX MONTHS ENDED    ------------------------      JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          JUN. 30, 2000       1999        1998        DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $134.02    $112.85      $89.56               $84.91
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .734      1.542       1.464                 .681
    Net Realized and Unrealized Gain (Loss)
      on Investments                                           (1.192)    22.143      24.177                5.455
                                                        ----------------------------------------------------------
      Total from Investment Operations                          (.458)    23.685      25.641                6.136
                                                        ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.702)    (1.555)     (1.451)               (.866)
    Distributions from Realized Capital Gains                      --      (.960)      (.900)               (.620)
                                                        ----------------------------------------------------------
      Total Distributions                                       (.702)    (2.515)     (2.351)              (1.486)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $132.86    $134.02     $112.85               $89.56
==================================================================================================================

TOTAL RETURN                                                   -0.35%     21.21%      28.83%                7.29%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $7,347     $6,861      $4,951               $3,488
    Ratio of Total Expenses to Average Net Assets            0.025%**     0.025%      0.025%             0.025%**
    Ratio of Net Investment Income to Average Net Assets      1.14%**      1.29%       1.49%              1.72%**
    Portfolio Turnover Rate+                                    11%**        14%         11%                   7%
==================================================================================================================
 *Inception.
**Annualized.
 +Portfolio turnover rates excluding in-kind redemptions were 7%, 3%, 7%, and 6%, respectively.

19

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Plus Shares. Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income,

20
expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the six months ended June 30, 2000, the annualized fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Plus Shares of the fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the six months ended June 30, 2000, the fund purchased $3,450,265,000 of investment securities and sold $1,988,077,000 of investment securities, other than temporary cash investments.
     During the six months ended June 30, 2000, the fund realized $551,662,000 of net capital gains resulting from in-kind redemptions-in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

D. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $14,093,936,000, consisting of unrealized gains of $15,662,703,000 on securities that had risen in value since their purchase and $1,568,767,000 in unrealized losses on securities that had fallen in value since their purchase.
     At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                                  ------------------------------
                                   NUMBER OF       AGGREGATE
                                     LONG         SETTLEMENT        UNREALIZED
FUTURES CONTRACTS                 CONTRACTS         VALUE          DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                        603          $221,316           $(4,919)
--------------------------------------------------------------------------------

E. The market value of securities on loan to broker/dealers at June 30, 2000, was $7,597,000, for which the fund held cash collateral of $9,469,000. Cash collateral received is invested in repurchase agreements.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN, (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR., (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR., (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J.  KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. Gregory Barton, Legal Department.
Robert A. DiStefano, Information Technology.
James H. Gately, Individual Investor Group.
Kathleen C. Gubanich, Human Resources.
Ian A. MacKinnon, Fixed Income Group.
F. William McNabb, III, Institutional Investor Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Chief Financial Officer.
George U. Sauter, Quantitative Equity Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q942 082000
(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.